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                                                         EXHIBIT 10(g)

                 AMENDMENT TO REVOLVING CREDIT NOTE

     THIS AMENDMENT dated as of June 30, 1995 by and among NUCLEAR
METALS, INC., a Massachusetts corporation, CAROLINA METALS, INC., a Delaware corporation (collectively, "Makers"), and STATE STREET BANK AND TRUST COMPANY, an FDIC insured Massachusetts chartered trust company ("Payee"), amends that certain Revolving Credit Note dated March 31, 1995 made by the Makers and payable to the order of Payee in the original amount of $2,250,000 ("Note").

     Makers and payee wish to amend certain provisions of the Note and agree as follows:

     1. In each place it appears in the Note, "$2,250,000" is replaced with "$3,250,000".

     2. In the first paragraph of the Note, "Two Million Two Hundred and Fifty Thousand Dollars" is replaced with "Three Million Two Hundred and Fifty Thousand Dollars".

     3. Payee agrees to mark the original of the Note to refer to this Amendment and to affix a copy of this Amendment to the original Note.

     IN WITNESS WHEREOF, Makers and Payee have executed this Amendment, under seal, as of the date first set forth above.

                                          NUCLEAR METALS, INC.


                                          By: /s/ James M. Spiezio
                                              ----------------------------
                                              Name:  James M. Spiezio
                                              Title: Vice President Finance

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                                          CAROLINA METALS, INC.


                                          By: /s/ James M. Spiezio
                                              ----------------------------
                                              Name:  James M. Spiezio
                                              Title: Vice President Finance

                                          STATE STREET BANK AND TRUST
                                          COMPANY


                                          By: /s/ William R. Dewey IV
                                              ----------------------------
                                              Name:  William R. Dewey IV
                                              Title: Vice President